UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2026

Aon plc

(Exact Name of Registrant as Specified in Charter)

Ireland	1-7933	98-1539969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 George’s Quay, Dublin 2, Ireland, D02 VR98

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +353 1 266 6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares $0.01 nominal value	AON	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.85% Senior Notes due 2027	AON27	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.05% Senior Notes due 2031	AON31	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.60% Senior Notes due 2031	AON31A	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.00% Senior Notes due 2032	AON32	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 5.35% Senior Notes due 2033	AON33	New York Stock Exchange
Guarantees of Aon plc’s 4.25% Senior Notes due 2042	AON42	New York Stock Exchange
Guarantees of Aon plc’s 4.45% Senior Notes due 2043	AON43	New York Stock Exchange
Guarantees of Aon plc’s 4.60% Senior Notes due 2044	AON44	New York Stock Exchange
Guarantees of Aon plc’s 4.75% Senior Notes due 2045	AON45	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 2.90% Senior Notes due 2051	AON51	New York Stock Exchange
Guarantees of Aon Corporation and Aon Global Holdings plc’s 3.90% Senior Notes due 2052	AON52	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.125% Senior Notes due 2027	AON27B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.150% Senior Notes due 2029	AON29	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.300% Senior Notes due 2031	AON31B	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.450% Senior Notes due 2034	AON34	New York Stock Exchange
Guarantees of Aon North America, Inc.’s 5.750% Senior Notes due 2054	AON54	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 14, 2026, Aon North America, Inc., a Delaware corporation (“ANA”), Aon Global Holdings plc, a public limited company formed under the laws of England and Wales (“AGH” and, together with ANA, the “Issuers”), Aon plc, an Irish public limited company (“Aon plc”), Aon Corporation, a Delaware corporation (“Aon Corporation”) and Aon Global Limited, a private limited company formed under the laws of England and Wales (“AGL” and, together with Aon plc and Aon Corporation, the “Guarantors” and each, a “Guarantor”), entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., BofA Securities, Inc., Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and HSBC Securities (USA) Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the offering and sale by the Issuers of $2,000,000,000 aggregate principal amount of 5.350% Senior Notes due 2029 (the “2029 Notes”), $3,000,000,000 aggregate principal amount of 5.625% Senior Notes due 2031 (the “2031 Notes”), $2,000,000,000 aggregate principal amount of 5.800% Senior Notes due 2033 (the “2033 Notes”), $2,750,000,000 aggregate principal amount of 5.950% Senior Notes due 2036 (the “2036 Notes”), $1,000,000,000 aggregate principal amount of 6.100% Senior Notes due 2038 (the “2038 Notes) and $750,000,000 aggregate principal amount of 6.450% Senior Notes due 2046 (the “2046 Notes” and, together with the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes and the 2038 Notes, the “USI Acquisition Notes”) and $2,000,000,000 aggregate principal amount of 6.450% Senior Notes due 2056 (the “2056 Notes” and, together with the USI Acquisition Notes, the “Notes”), pursuant to the Issuers’ shelf registration statement on Form S-3 (Registration File Nos. 333-297255, 333-297255-01, 333-297255-02, 333-297255-03 and 333-297255-04). Each Guarantor has fully and unconditionally, jointly and severally, guaranteed the Notes pursuant to the Indenture (as defined below) (collectively, the “Guarantees” and, together with the Notes, the “Securities”). The Securities were issued pursuant to an indenture, dated March 1, 2024 (the “Base Indenture”), among the Issuers, the Guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by a second supplemental indenture, dated September 17, 2026 (the “Second Indenture Supplement” and, together with the Base Indenture, the “Indenture”), among the Issuers, the Guarantors and the Trustee. The Notes are senior unsecured debt obligations of the Issuers and are fully and unconditionally guaranteed on a senior unsecured basis by the Guarantors.

The 2029 Notes mature on September 17, 2029 and bear interest at a rate of 5.350% per annum, payable semi-annually in arrears. The 2031 Notes mature on September 17, 2031 and bear interest at a rate of 5.625% per annum, payable semi-annually in arrears. The 2033 Notes mature on September 17, 2033 and bear interest at a rate of 5.800% per annum, payable semi-annually in arrears. The 2036 Notes mature on September 17, 2036 and bear interest at a rate of 5.950% per annum, payable semi-annually in arrears. The 2038 Notes mature on September 17, 2038 and bear interest at a rate of 6.100% per annum, payable semi-annually in arrears. The 2046 Notes mature on September 17, 2046 and bear interest at a rate of 6.450% per annum, payable semi-annually in arrears. The 2056 Notes mature on September 17, 2056 and bear interest at a rate of 6.450% per annum, payable semi-annually in arrears.

Prior to August 17, 2029 (in the case of the 2029 Notes), August 17, 2031 (in the case of the 2031 Notes), July 17, 2033 (in the case of the 2033 Notes), June 17, 2036 (in the case of the 2036 Notes), June 17, 2038 (in the case of the 2038 Notes), March 17, 2046 (in the case of the 2046 Notes) and March 17, 2056 (in the case of the 2056 Notes) (each, a “Par Call Date”), the Issuers may redeem the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2046 Notes and/or the 2056 Notes at their option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of the principal amount and rounded to three decimal places) equal to the greater of:

(a)

the sum of the present values of the remaining scheduled payments of principal and interest on the Notes of such series being redeemed discounted to the redemption date (assuming the Notes of such series being redeemed matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Second Indenture Supplement), plus (i) 10 basis points (0.100%), in the case of the 2029 Notes, (ii) 15 basis points (0.150%), in the case of the 2031 Notes, (iii) 15 basis points (0.150%), in the case of the 2033 Notes, (iv) 20 basis points (0.200%), in the case of the 2036 Notes, (v) 20 basis points (0.200%), in the case of the 2038 Notes, (vi) 20 basis points (0.200%), in the case of the 2046 Notes and (vii) 20 basis points (0.200%), in the case of the 2056 Notes, less (b) accrued and unpaid interest to the date of redemption, and

(b)	100% of the principal amount of the Notes of such series being redeemed,

plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the redemption date.

On or after the applicable Par Call Date, the Issuers may redeem the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2046 Notes and/or the 2056 Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

In the event that the previously announced acquisition by ANA, a Delaware corporation and an indirect, wholly owned subsidiary of Aon plc (the “Acquirer”), of USI Advantage Corp. (“USI” and such acquisition, the “USI Acquisition”) pursuant to the agreement and plan of merger, dated as of August 30, 2026 (the “Merger Agreement”), entered into by and among Aon plc, the Acquirer, and USI, among others, is not consummated on or before the earliest of (i) June 1, 2027 (subject to two extensions of up to three months each if one or more regulatory approvals remain outstanding), (ii) the valid termination of the Merger Agreement (other than in connection with the consummation of the USI Acquisition) and (iii) the Issuers’ determination based on their reasonable judgment (in which case the Issuers will notify the Trustee in writing thereof) that the USI Acquisition will not be consummated, the Issuers will be required to redeem all of the outstanding USI Acquisition Notes of each series (but not the 2056 Notes) at a redemption price equal to 101% of the aggregate principal amount of such USI Acquisition Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date in the manner set forth in the Second Indenture Supplement.

The net proceeds from the offering of the Notes, after deducting the underwriting discounts and estimated offering expenses payable by the Issuers, were approximately $13,400,800,000. The Issuers intend to use the net proceeds from the offering of the Notes for general corporate purposes, including, together with the net proceeds of a term loan facility expected to be entered into by ANA and, to the extent necessary, cash on hand or other sources of liquidity, to (i) pay the cash consideration with respect to the USI Acquisition, (ii) effect the repayment or redemption of certain outstanding indebtedness of USI and its subsidiaries, and (iii) pay fees, premiums and expenses in connection with the foregoing.

The preceding description of the Underwriting Agreement, the Base Indenture, the Second Indenture Supplement and the Securities does not purport to be complete and is qualified entirely by reference to the full text of the Underwriting Agreement, the Base Indenture, the Second Indenture Supplement and the form of the 2029 Notes, the 2031 Notes, the 2033 Notes, the 2036 Notes, the 2038 Notes, the 2046 Notes and the 2056 Notes (in each case, including the Guarantees), which are filed as Exhibits 1.1, 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8 and 4.9, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

In connection with the issuance of the Securities, Skadden, Arps, Slate, Meagher & Flom LLP is filing the legal opinion attached as Exhibit 5.1 to this Current Report on Form 8-K, Skadden, Arps, Slate, Meagher & Flom (UK) LLP is filing the legal opinion attached as Exhibit 5.2 to this Current Report on Form 8-K and Matheson LLP is filing the legal opinion attached as Exhibit 5.3 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement dated September 14, 2026, among the Issuers, the Guarantors and the Underwriters.

4.1	Base Indenture, dated as of March 1, 2024, among the Issuers, the Guarantors and the Trustee (incorporated by reference to Exhibit 4.1 to Aon plc’s Current Report on Form 8-K filed with the Commission on March 1, 2024).

4.2	Second Indenture Supplement, dated as of September 17, 2026, among the Issuers, the Guarantors and the Trustee.

4.3	Form of 2029 Notes (including the Guarantees) (included as Exhibit A to Exhibit 4.2).

4.4	Form of 2031 Notes (including the Guarantees) (included as Exhibit A to Exhibit 4.2).

4.5	Form of 2033 Notes (including the Guarantees) (included as Exhibit A to Exhibit 4.2).

4.6	Form of 2036 Notes (including the Guarantees) (included as Exhibit A to Exhibit 4.2).

4.7	Form of 2038 Notes (including the Guarantees) (included as Exhibit A to Exhibit 4.2).

4.8	Form of 2046 Notes (including the Guarantees) (included as Exhibit A to Exhibit 4.2).

4.9	Form of 2056 Notes (including the Guarantees) (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom (UK) LLP.

5.3	Opinion of Matheson LLP.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom (UK) LLP (included in Exhibit 5.2).

23.3	Consent of Matheson LLP (included in Exhibit 5.3).

104	Cover Page Interactive Data File (embedded within XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AON PLC

By:	/s/ Darren Zeidel
Name:	Darren Zeidel

Title:	Executive Vice President, General Counsel and Company Secretary

Date: September 17, 2026